UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Semi-Annual Report

June 30, 2015

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may," "will," "believe," "attempt," "seem," "think," "ought," "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	8
Schedule of Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Fund Expenses	37
General Information	41

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

At First Eagle we remain committed to protecting and preserving our shareholders' purchasing power over time. Irrespective of short-term market events, swings in investor confidence or the pressure to follow a new market paradigm, our first priority is unwavering: to provide prudent stewardship of the assets you have placed in our care.

For the six months ended June 30, 2015, the MSCI World and EAFE indices increased 2.6% and 5.5% respectively, reflecting the continued strength in the global equity markets. In Europe, the German DAX Index rose 11.6% and the French CAC 40 Index increased 12.1%. In Japan, the Nikkei 225 Index increased 16.0%. During the same time period, the dollar strengthened 7.9% versus the Euro and 2.3% versus the Yen. Crude oil prices rose 11.6% to $59.47 a barrel. The price of gold decreased 1.1% to $1,172.42 an ounce.

The United States continues to face the looming prospect of rate normalization. The Federal Reserve has made clear its intention to eventually increase rates, but the timing of the increase and its impact on the equity and debt markets remains to be seen. While the age of Quantitative Easing (QE) is over in the United States, the European Central Bank is embarking on its own version of QE, which may prove to have a profound impact on global markets.

It seems clear that growth in China is slowing, and that this slowdown is having many effects across the globe, but the full extent of the change, in both current growth and future expectations, is difficult to ascertain. While the Chinese leadership is taking measures intended to stimulate domestic growth, the mere fact that such measures are deemed necessary confirms the slowdown.

It is possible that Japan is beginning to move out of its twenty year period of deflation; but it is not yet certain. Thus the major parts of the world's economy—the U.S., Europe, China and Japan—are all at best experiencing "slow growth" and perhaps "no growth."

As usual, we have many concerns surrounding the global macroeconomic landscape, but as you would expect, we are not focused on predicting the outcomes of global events or the direction of the markets. Rather, we continue to strive to build what

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Letter from the President

we believe are durable portfolios that may not only participate in the upside of rising markets, but also should provide some downside protection in distressed markets relative to broad market indices.

Global Value Team

Despite the buoyant global equity markets, the Global Value team's fundamental concerns have not been alleviated. The team maintains the view that current negative real interest rates are a tax on prudence. There is great concern over an environment that punishes people who hold cash or low-risk bonds, but rewards those who take on leverage and pile into riskier assets.

Bottom-up opportunities that the team believes represent a margin of safety have been scarce. As such, they are patiently holding cash and awaiting what they believe are better bargains at current valuation levels.

The Global Value team has unwound most of their hedges against the Yen and the Euro in the last several months based on valuations.

Thank you for your continued confidence and support.

Sincerely,

John P. Arnhold
President

August 2015

The commentary represents the opinion of John P. Arnhold as of August 2015 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Management's Discussion of Fund Performance

First Eagle Overseas Variable Funds

The NAV of the Fund's shares rose 6.04% for the six-month period ending June 30, 2015 versus the MSCI EAFE index, which increased 5.52% during the period. As of June 30, 2015, the Fund's cash and cash equivalents position was 16.92%.

The five largest contributors to the performance of First Eagle Overseas Variable Fund for the six-months period were Sompo Japan Nipponkoa Holdings, Inc. (insurance, Japan), Fanuc Corporation (industrial machinery, Japan), Hoya Corporation (medical equipment, Japan), MS&AD Insurance Group (insurance, Japan) and Berkeley Group Holdings (homebuilder, U.K.) collectively accounting for 2.2% points of this period's performance.

The five largest detractors were Cenovus Energy (oil & gas, Canada), Pargesa Holding (holding company, Switzerland), Canadian Natural Resources (oil & gas, Canada), Potash Corporation of Saskatchewan (fertilizer, Canada) and Gold Fields (mining, South Africa). Their combined negative performance over the six-month period subtracted 0.78% points from the Fund's performance.

As of June 30, 2015, the Fund was approximately 5% hedged versus the Euro, 5% hedged versus the Japanese Yen and 25% hedged versus the British Pound on certain securities.

Matthew McLennan Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Portfolio Manager

August 2015

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Management's Discussion of Fund Performance

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future  portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge. Results from hedging transactions, which for the Fund are primarily currency forward contracts, are further described in the financial statements that follow this commentary.

Investment in gold and gold related investments present certain risks, including negative tax consequences (e.g., a change in a fund's tax status causing the fund to be subject to tax at the fund level on its taxable income), political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of August 2015 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund

Fund Overview

Data as of June 30, 2015 (unaudited)

Investment Objective

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and prefered stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	-2.89	8.83	8.65
MSCI EAFE Index	-4.22	9.54	5.12
Consumer Price Index	0.12	1.83	2.07

Asset Allocation* (%)

Countries** (%)

Japan	22.85
France	12.10
United Kingdom	5.43
United States	5.43
Canada	5.03
Mexico	3.68
South Korea	3.38
Switzerland	3.31
Germany	3.29
Hong Kong	2.85
Singapore	2.74
Bermuda	1.56
South Africa	1.35
Sweden	1.29
Ireland	1.20
Thailand	1.17
Belgium	1.11
Australia	0.92
Italy	0.83
Norway	0.67
Chile	0.59
Austria	0.49
Denmark	0.48
Israel	0.43
Greece	0.34
Russia	0.30
Turkey	0.26

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of 21 developed market country indexes. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (precious metal)	5.28
Grupo Televisa S.A.B., ADR (Mexican media company)	2.53
Fanuc Corporation (Japanese automation components manufacturer)	2.23
KDDI Corporation (Japanese telecommunications company)	2.18
Secom Company Limited (Japanese commercial services provider)	2.00
Sompo Japan Nipponkoa Holdings, Inc. (Japanese insurance services)	1.95
HeidelbergCement AG (German cement company)	1.71
Nestlé SA (Swiss food and nutrition company)	1.66
Keyence Corporation (Japanese sensors manufacturer)	1.66
SMC Corporation (Japanese automated control devices manufacturer)	1.65
Total	22.85

*Holdings in cash, commercial paper and other short term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 75.83%
International Common Stocks — 75.69%
Australia — 0.92%
488,309	Newcrest Mining Limited (a)	$9,629,374	$4,905,349
Austria — 0.49%
165,651	Wienerberger AG	2,202,258	2,604,854
Belgium — 1.11%
50,463	Groupe Bruxelles Lambert SA	4,316,694	4,061,875
16,497	Sofina SA	1,625,340	1,841,006
		5,942,034	5,902,881
Bermuda — 1.56%
84,880	Jardine Matheson Holdings Limited	2,756,412	4,816,940
262,532	Hiscox Limited	3,166,541	3,460,903
		5,922,953	8,277,843
Canada — 5.03%
186,079	Potash Corporation of Saskatchewan, Inc.	7,076,883	5,762,867
211,185	Canadian Natural Resources Limited	6,005,635	5,731,923
329,571	Cenovus Energy, Inc.	8,388,195	5,276,432
224,212	Goldcorp, Inc.	6,522,557	3,632,234
117,245	Agnico-Eagle Mines Limited	3,747,622	3,328,669
144,569	Barrick Gold Corporation	1,636,229	1,541,106
64,075	EnCana Corporation	1,214,706	706,106
205,736	Penn West Petroleum Limited	2,588,038	355,923
4,317	Franco-Nevada Corporation	208,669	205,896
79,594	Kinross Gold Corporation (a)	368,866	184,658
		37,757,400	26,725,814
Chile — 0.59%
147,065	Cia Cervecerias Unidas SA, ADR	3,134,363	3,114,837
Denmark — 0.48%
77,277	ISS A/S	2,583,329	2,549,763
France — 12.08%
216,031	Bouygues SA	7,382,526	8,076,639
122,210	Danone SA	8,390,429	7,900,892
72,479	Sanofi	5,272,917	7,130,073
206,480	Carrefour SA	4,872,444	6,611,176

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.69% (continued)
France — 12.08% (continued)
125,873	Cie de Saint-Gobain	$5,321,435	$5,651,067
108,562	Total SA	5,180,279	5,273,290
93,836	Numericable-SFR SAS (a)	3,217,329	4,973,826
36,142	Sodexo SA	1,145,848	3,432,149
24,913	Wendel SA	662,018	3,053,778
26,656	Laurent-Perrier	1,881,176	2,447,230
8,944	Robertet SA	595,461	2,034,128
31,638	Legrand SA	1,059,244	1,776,278
20,296	Société Foncière Financière et de Participations	1,772,255	1,651,770
35,157	Neopost SA	2,636,657	1,512,722
67,730	Rexel SA	1,207,748	1,091,857
8,655	BioMerieux	671,300	921,096
9,248	Gaumont SA	795,291	463,956
8,490	Sabeton SA	95,804	131,706
3,830	Vivendi SA	91,374	96,606
		52,251,535	64,230,239
Germany — 3.29%
114,541	HeidelbergCement AG	6,056,770	9,083,015
197,685	Deutsche Wohnen AG	1,644,951	4,530,097
139,236	Hamburger Hafen und Logistik AG	4,525,914	2,817,374
14,115	Fraport AG	526,765	886,572
1,956	Daimler AG	155,693	178,028
		12,910,093	17,495,086
Greece — 0.35%
221,902	Jumbo SA	1,254,926	1,835,614
Hong Kong — 2.85%
1,160,200	Hopewell Holdings Limited	3,911,024	4,250,721
255,670	Guoco Group Limited	2,989,342	3,070,725
820,612	Great Eagle Holdings Limited	2,761,493	3,070,063
917,000	Hang Lung Properties Limited	2,861,360	2,732,705
458,000	Hysan Development Company Limited	2,138,611	1,982,300
54,785	Hopewell Highway Infrastructure Limited	26,554	26,928
		14,688,384	15,133,442

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.69% (continued)
Ireland — 1.20%
205,557	CRH PLC	$3,649,665	$5,768,448
130,089	Beazley PLC	502,849	604,622
		4,152,514	6,373,070
Israel — 0.43%
324,726	Israel Chemicals Limited	3,193,106	2,268,982
Italy — 0.83%
252,542	Italcementi S.p.A.	2,373,691	1,666,754
72,251	Recordati S.p.A.	478,787	1,515,127
38,463	Italmobiliare S.p.A. RSP	1,866,214	694,663
19,188	Italmobiliare S.p.A.	1,386,085	549,768
		6,104,777	4,426,312
Japan — 22.82%
57,880	Fanuc Corporation	4,954,792	11,861,179
479,200	KDDI Corporation	5,393,252	11,566,424
163,860	Secom Company Limited	6,931,742	10,637,478
282,200	Sompo Japan Nipponkoa Holdings, Inc.	6,928,075	10,356,672
16,310	Keyence Corporation	2,712,073	8,803,682
29,060	SMC Corporation	3,185,553	8,753,498
215,160	Hoya Corporation	4,801,337	8,626,793
491,600	Astellas Pharma, Inc.	3,737,190	7,011,380
49,960	Shimano, Inc.	635,395	6,817,273
41,900	Hirose Electric Company Limited	3,916,751	6,001,610
189,400	MS&AD Insurance Group Holdings, Inc.	4,661,064	5,900,905
221,660	Mitsubishi Estate Company Limited	3,463,775	4,775,149
79,230	Daiichikosho Company Limited	1,746,728	2,790,222
59,000	Nissin Foods Holdings Company Limited	2,051,697	2,588,798
166,980	Kansai Paint Company Limited	1,169,034	2,588,234
65,780	As One Corporation	1,214,593	2,265,496
21,394	SK Kaken Company Limited	549,505	2,148,403
83,148	Chofu Seisakusho Company Limited	1,241,250	1,953,946
46,294	Secom Joshinetsu Company Limited	822,604	1,429,843
94,500	T. Hasegawa Company Limited	1,343,868	1,370,572
61,010	Nagaileben Company Limited	507,708	1,172,493

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.69% (continued)
Japan — 22.82% (continued)
28,500	Nomura Research Institute Limited	$513,313	$1,115,455
7,400	FamilyMart Company Limited	290,446	340,418
4,300	Shin-Etsu Chemical Company Limited	223,211	266,991
2,100	Nitori Holdings Company Limited	87,683	171,246
		63,082,639	121,314,160
Mexico — 3.35%
345,951	Grupo Televisa S.A.B., ADR	6,595,721	13,429,818
236,759	Fresnillo PLC	2,898,500	2,581,732
110,926	Industrias Peñoles S.A.B. de C.V.	706,171	1,814,832
		10,200,392	17,826,382
Norway — 0.67%
449,266	Orkla ASA	3,144,409	3,535,475
Russia — 0.30%
311,270	Gazprom OAO, ADR	2,067,655	1,603,041
Singapore — 1.86%
1,053,813	Haw Par Corporation Limited	2,392,026	7,049,675
1,229,610	ComfortDelGro Corporation Limited	1,382,582	2,857,541
		3,774,608	9,907,216
South Africa — 0.66%
219,186	AngloGold Ashanti Limited, ADR (a)	3,275,476	1,961,715
480,619	Gold Fields Limited, ADR	5,048,817	1,552,399
		8,324,293	3,514,114
South Korea — 3.37%
88,404	KT&G Corporation	4,883,826	7,521,215
103,256	Kia Motors Corporation	5,097,599	4,193,372
1,496	Lotte Confectionery Company Limited	968,031	2,607,220
9,061	Nong Shim Company Limited	1,639,235	2,359,784
44,473	Fursys, Inc.	1,014,215	1,255,905
		13,602,906	17,937,496
Sweden — 1.29%
169,001	Investor AB, Class 'A'	3,225,834	6,136,335
18,911	Investor AB, Class 'B'	476,029	704,670
		3,701,863	6,841,005

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 75.69% (continued)
Switzerland — 3.30%
122,036	Nestlé SA	$3,985,511	$8,810,557
118,758	Pargesa Holding SA	6,707,780	7,989,602
4,767	Rieter Holding AG	576,814	753,583
		11,270,105	17,553,742
Thailand — 1.17%
765,605	Bangkok Bank PCL, NVDR	2,909,267	4,034,809
3,829,592	Thai Beverage PCL	633,902	2,175,178
		3,543,169	6,209,987
Turkey — 0.26%
179,058	Yazicilar Holding AS	1,212,509	1,386,312
United Kingdom — 5.43%
138,780	Berkeley Group Holdings PLC	1,988,340	7,296,223
89,192	Liberty Global PLC, Series 'C' (a)	3,731,852	4,515,791
9,665	Liberty Global PLC, Series 'A' (a)	413,647	522,586
73,648	British American Tobacco PLC	3,930,521	3,951,818
181,084	GlaxoSmithKline PLC	3,468,806	3,762,886
66,355	Willis Group Holdings PLC	2,679,996	3,112,049
96,018	Diageo PLC	2,664,992	2,777,485
694,649	WM Morrison Supermarkets PLC	2,887,186	1,973,373
65,529	Anglo American PLC	1,905,916	945,710
		23,671,256	28,857,921
Total International Common Stocks		309,322,850	402,330,937
U.S. Common Stock — 0.14%
Materials — 0.14%
12,224	Royal Gold, Inc.	775,093	752,876
Total Common Stocks		310,097,943	403,083,813
Ounces
Commodity — 5.28%
23,951	Gold bullion (a)	23,685,716	28,084,249

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Principal	Description	Cost (Note 1)	Value (Note 1)
International Bonds — 1.88%
International Corporate Bond — 0.69%
South Africa — 0.69%
3,333,000 USD	AngloGold Ashanti Holdings PLC 8.50% due 07/30/20	$3,343,346	$3,678,799
International Government Bonds — 1.19%
Mexico — 0.32%
14,130,000 MXN	Mexican Bonos 4.75% due 06/14/18	1,007,903	903,776
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	921,371	793,580
		1,929,274	1,697,356
Singapore — 0.87%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,515,985	2,428,933
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,503,026	1,381,129
1,032,000 SGD	Singapore Government Bond 3.25% due 09/01/20	826,527	812,206
		4,845,538	4,622,268
Total International Government Bonds		6,774,812	6,319,624
Total International Bonds		10,118,157	9,998,423
Commercial Paper — 16.90%
International Commercial Paper — 10.28%
France — 1.96%
1,348,000 USD	Essilor International 0.14% due 07/06/15	1,347,974	1,347,970
2,022,000 USD	Essilor International 0.14% due 07/08/15	2,021,945	2,021,939
7,037,000 USD	Électricité de France SA 0.15% due 08/06/15	7,035,944	7,035,423
Italy — 2.12%
11,287,000 USD	Eni S.p.A. 0.30% due 07/01/15	11,287,000	11,286,923

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 10.28% (continued)
Japan — 3.09%
13,825,000 USD	Hitachi Limited 0.35% due 07/01/15	$13,825,000	$13,824,910
2,622,000 USD	Honda Corporation 0.12% due 07/08/15	2,621,939	2,621,938
Switzerland — 1.00%
1,685,000 USD	Nestlé SA 0.11% due 08/17/15	1,684,758	1,684,897
1,932,000 USD	Novartis International AG 0.10% due 07/14/15	1,931,930	1,931,921
842,000 USD	Roche Holdings, Inc. 0.10% due 08/03/15	841,923	841,890
862,000 USD	Roche Holdings, Inc. 0.11% due 07/13/15	861,969	861,968
United Kingdom — 2.11%
3,518,000 USD	AstraZeneca PLC 0.10% due 08/06/15	3,517,648	3,517,494
1,771,000 USD	AstraZeneca PLC 0.11% due 07/17/15	1,770,913	1,770,910
2,367,000 USD	AstraZeneca PLC 0.12% due 07/01/15	2,367,000	2,366,993
1,328,000 USD	AstraZeneca PLC 0.12% due 07/02/15	1,327,996	1,327,992
1,400,000 USD	Royal Dutch Shell PLC 0.12% due 07/09/15	1,399,963	1,399,986
814,000 USD	Royal Dutch Shell PLC 0.12% due 07/13/15	813,967	813,985
Total International Commercial Paper		54,657,869	54,657,139
U.S. Commercial Paper — 6.62%
$5,981,000	Abbott Laboratories 0.11% due 08/20/15	5,980,086	5,980,246
3,518,000	Air Liquide SA 0.21% due 09/01/15	3,516,728	3,516,775
751,000	American Express Company 0.20% due 08/03/15	750,862	750,831
1,685,000	Apple, Inc. 0.09% due 07/27/15	1,684,890	1,684,838
775,000	Caterpillar Financial Services Company 0.11% due 08/12/15	774,901	774,857

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 6.62% (continued)
$1,157,000	Chevron Corporation 0.10% due 08/12/15	$1,156,865	$1,156,801
2,527,000	Exxon Mobil Corporation 0.09% due 07/22/15	2,526,867	2,526,819
3,518,000	Honeywell International, Inc. 0.11% due 08/06/15	3,517,613	3,517,458
1,477,000	John Deere Limited 0.11% due 07/22/15	1,476,905	1,476,885
1,542,000	PepsiCo, Inc. 0.08% due 07/09/15	1,541,973	1,541,973
2,313,000	Pfizer, Inc. 0.11% due 08/03/15	2,312,767	2,312,830
3,870,000	Qualcomm, Inc. 0.10% due 08/04/15	3,869,635	3,869,481
6,051,000	Xerox Corporation 0.40% due 07/01/15	6,051,000	6,050,961
Total U.S. Commercial Paper		35,161,092	35,160,755
Total Commercial Paper		89,818,961	89,817,894
Total Investments — 99.89%		$433,720,778	530,984,379
Other Assets in Excess of Liabilities — 0.11%			581,289
Net Assets — 100.00%			$531,565,668

(a)  Non-income producing security/commodity.

At June 30, 2015, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$129,989,470
Gross unrealized depreciation	(32,725,869)
Net unrealized appreciation	$97,263,601

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Savings Shares

Currencies

MXN   — Mexican Peso

SGD   — Singapore Dollar

USD   — United States Dollar

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Overseas Variable Fund | Schedule of Investments | Six-Month Period Ended June 30, 2015 (unaudited)

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At June 30, 2015	Unrealized Appreciation At June 30, 2015	Unrealized Depreciation At June 30, 2015
07/15/15	705,000	British Pound	$1,083,929	$1,107,631	$—	$(23,702)
08/19/15	716,000	British Pound	1,108,175	1,124,638	—	(16,463)
07/15/15	2,475,000	Euro	2,827,217	2,759,733	67,484	—
08/19/15	699,000	Euro	785,746	779,784	5,962	—
09/16/15	699,000	Euro	786,214	780,107	6,107	—
10/21/15	699,000	Euro	786,759	780,562	6,197	—
07/15/15	466,011,000	Japanese Yen	3,917,738	3,808,324	109,414	—
08/19/15	283,958,000	Japanese Yen	2,298,418	2,321,488	—	(23,070)
			$13,594,196	$13,462,267	$195,164	$(63,235)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	9.91%
Consumer Staples	11.07
Energy	3.56
Financials	13.75
Health Care	7.42
Industrials	13.82
Information Technology	3.28
Materials	10.70
Telecommunication Services	2.18
Total International Common Stocks	75.69
U.S. Common Stock
Materials	0.14
Total U.S. Common Stock	0.14
Commodity	5.28
International Corporate Bond
Materials	0.69
Total International Corporate Bond	0.69
International Government Bonds
Government Issues	1.19
Total International Government Bonds	1.19
Commercial Paper
International Commercial Paper	10.28
U.S. Commercial Paper	6.62
Total Commercial Paper	16.90
Total Investments	99.89%

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

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Statement of Assets and Liabilities  June 30, 2015 (unaudited)

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments	$410,035,062
Gold bullion	23,685,716
Foreign currency	1,103
Total Investments, at Cost	433,721,881
Investments, at Value (Note 1)
Investments	502,900,130
Gold bullion	28,084,249
Foreign currency	1,103
Total Investments, at Value	530,985,482
Receivable for forward currency contracts held, at value (Note 1)	195,164
Receivable for investment securities sold	417,498
Receivable for Fund shares sold	38,256
Accrued interest and dividends receivable	1,757,058
Other assets	15,774
Total Assets	533,409,232
Liabilities
Investment advisory fees payable (Note 2)	336,075
Distribution fees payable (Note 3)	112,025
Administrative fees payable (Note 2)	79,686
Payable for investment securities purchased	495,418
Due to custodian	68,029
Payable for forward currency contracts held, at value (Note 1)	63,235
Payable for Fund shares redeemed	36,098
Trustee fees payable	235
Accrued expenses and other liabilities	652,763
Total Liabilities	1,843,564
Net Assets	$531,565,668
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$19,052
Capital surplus	405,754,132
Net unrealized appreciation on:
Investments (net of $165,082 deferred capital gain country tax)	97,098,519
Foreign currency and forward contract related translation	47,590
Undistributed net realized gains on investments, commodity, foreign currency and forward contracts	40,070,677
Accumulated net investment loss	(11,424,302)
Net Assets	$531,565,668
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	19,052,035
Net asset value per share and redemption proceeds per share	$27.90

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Statement of Operations  June 30, 2015 (unaudited)

First Eagle Overseas Variable Fund
Investment Income
Interest	$308,582
Dividends (net of $828,010 foreign taxes withheld)	6,228,431
Total Income	6,537,013
Expenses
Investment advisory fees (Note 2)	2,059,858
Administrative costs (Note 2)	144,512
Distribution fees (Note 3)	686,619
Shareholder servicing agent fees	397,961
Custodian and accounting fees	125,945
Professional fees	112,725
Shareholder reporting fees	39,316
Trustees' fees	5,468
Other Expenses	22,894
Total Expenses	3,595,298
Net Investment Income (Note 1)	2,941,715
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains from:
Investment transactions	10,059,441
Foreign currency and forward contract related transactions	6,429,276
16,488,717
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $54,786)	18,304,146
Foreign currency and forward contract related translation	(5,025,712)
13,278,434
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	29,767,151
Net Increase in Net Assets Resulting from Operations	$32,708,866

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	Six-Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$2,941,715	$3,187,087
Net realized gain from investments, foreign currency and forward contract related transactions	16,488,717	34,266,282
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	13,278,434	(41,760,746)
Net increase (decrease) in net assets resulting from operations	32,708,866	(4,307,377)
Distribution to Shareholders
Dividends paid from net investment income	—	(15,629,468)
Distributions paid from net realized gains from investment transactions	—	(39,933,840)
Decrease in net assets resulting from distributions	—	(55,563,308)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	14,031,603	45,140,162
Net asset value of shares issued for reinvested dividends and distributions	—	55,545,565
Cost of shares redeemed	(60,174,674)	(105,812,933)
Decrease in net assets from Fund share transactions	(46,143,071)	(5,127,206)
Net decrease in net assets	(13,434,205)	(64,997,891)
Net Assets (Note 1)
Beginning of period	544,999,873	609,997,764
End of period	$531,565,668	$544,999,873
Accumulated net investment loss	$(11,424,302)	$(14,366,017)

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

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First Eagle Overseas Variable Fund

Financial Highlights

	Six-Months Ended June 30, 2015		For Year Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
Selected data for a share of beneficial interest outstanding throughout each period is presented below:*
Net asset value beginning of period ($)	26.31		29.76	28.26	26.23	28.89	24.65
Income (loss) from investment operations:
Net investment income ($)	0.15		0.17	0.22	0.22	0.24	0.13
Net realized and unrealized gains (losses) on investments	1.44		-0.59	3.47	3.64	-2.06	4.59
Total income (loss) from investment operations	1.59		-0.42	3.69	3.86	-1.82	4.72
Less distributions:
Dividends from net investment income ($)	—		-0.85	-0.54	-0.22	-0.35	-0.48
Distributions from capital gains	—		-2.18	-1.65	-1.61	-0.49	—
Total distributions	—		-3.03	-2.19	-1.83	-0.84	-0.48
Net asset value, end of period ($)	27.90		26.31	29.76	28.26	26.23	28.89
Total Return (%)	6.04	(a)	-1.23	13.25	14.83	-6.30	19.17
Ratios and supplemental data
Net assets, end of period (thousands) ($)	531,566		545,000	609,998	611,625	604,965	619,644
Ratio of operating expenses to average net assets including earnings credits (%)(c)	1.31	(b)	1.28	1.26	1.26	1.25	1.31
Ratio of net investment income to average net assets including earnings credits (%)(d)	1.07	(b)	0.54	0.73	0.79	0.82	0.51
Portfolio turnover rate (%)	6.85	(a)	15.23	12.14	10.11	17.48	13.38

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

(d)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

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Notes to Financial Statements (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund.

The following is a summary of significant accounting policies adhered to by the Fund. These accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Effective December 15, 2014, short-term investments maturing in sixty days or less will be valued at market price. Prior to December 15, 2014, short-term investments maturing in sixty days or less were valued at cost plus interest earned (or discount amortized, as the case may be), which was deemed to approximate value.

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts at the time NYSE closes (normally 4:00 p.m. E.S.T.).

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith by or under the direction of the Board, generally acting through its designated Board Valuation Committee or Valuation Committee (collectively, the "Committees"). The Committees' responsibilities include making determinations regarding Level 3 fair value measurements and providing the results to the Board, in accordance with the Fund's valuation policies.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to disclose those transfers as of the date of the underlying event which caused the movement.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

The following is a summary of the Fund's inputs used to value the Fund's investments as of June 30, 2015:

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
International Common Stocks	$402,330,937	$—	$—	$402,330,937
U.S. Common Stock	752,876	—	—	752,876
Commodity*	28,084,249	—	—	28,084,249
International Corporate Bond	—	3,678,799	—	3,678,799
International Government Bonds	—	6,319,624	—	6,319,624
International Commercial Paper	—	54,657,139	—	54,657,139
U.S. Commercial Paper	—	35,160,755	—	35,160,755
Foreign Currency Contracts**		195,164		195,164
Total	$431,168,062	$100,011,481	$—	$531,179,543
Liabilities:
Foreign Currency Contracts**	$—	$63,235	$—	$63,235
Total	$—	$63,235	$—	$63,235

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. International common stocks valued at $308,420,643 were transferred from Level 2 to Level 1 during the six-month period ended June 30, 2015. At December 31, 2014, these securities were valued based on fair value adjustment factors; at June 30, 2015, these securities were valued using quoted market prices in active markets. There were no transfers from Level 1 to Level 2 as of the six-month period ended June 30, 2015.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of First Eagle Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

d)  Foreign currency translation — The books and records of the Fund are maintained in
U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. Outstanding contracts at period end are indicative of the volume of activity during the period, proportionate to the net assets of the Fund.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At June 30, 2015, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Depreciation(4)
Foreign Currency	$195,164	$63,235	$6,480,692	$(5,020,711)

(1)  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statement of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of June 30, 2015:

Counterparty	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$6,197	$—	$—	$6,197
Goldman Sachs Capital Markets LP	5,962	(5,962)	—	0
HSBC Bank USA	6,107	—	—	6,107
UBS AG	176,898	(23,702)	—	153,196
	$195,164	$(29,664)	$—	$165,500
Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
Goldman Sachs Capital Markets LP	$39,533	$(5,962)	$—	$33,571
UBS AG	23,702	(23,702)	—	0
	$63,235	$(29,664)	$—	$33,571

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a daily basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income and capital gains on an annual basis.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

i)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the six-month period ended June 30, 2015, the Fund reimbursed the Adviser $83,413 and had payable to the Adviser $79,686.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

Included on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the Trustees in the amount of $235. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements (the "Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay monthly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the six-month period ended June 30, 2015, the distribution fees incurred by the Fund were $686,619.

Note 4 — Purchases and Sales of Securities

During the six-month period ended June 30, 2015, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $30,972,024 and $53,492,662, respectively.

There were no purchases or sales of U.S. Government securities during the six-month period ended June 30, 2015.

Note 5 — Line of Credit

At a meeting on September 10, 2014, the Board of Trustees approved a $200 million committed, unsecured line of credit (the "Credit Facility") with State Street Bank and Trust Company for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. A portion of the commitment fees related to the line of credit are paid by the Fund and are included in other expenses in the Statement of Operations. During the six-month period ended June 30, 2015, the Fund had no borrowings under the agreement.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	Six-Month Period Ended June 30, 2015	Year Ended December 31, 2014
Shares sold	496,312	1,530,425
Shares issued for reinvested dividends	0	2,145,445
Shares redeemed	(2,156,522)	(3,462,963)
Net increase (decrease)	(1,660,210)	212,907

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2015, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

Note 8 — Subsequent Events

On July 20, 2015, First Eagle Investment Management, LLC (the "Adviser"), the investment adviser to the First Eagle Variable Funds, announced a definitive agreement under which a majority

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Notes to Financial Statements (unaudited)

investment in the Adviser would be made by private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC as well as clients of the two firms. The investment is being made through the Adviser's holding company, Arnhold and S. Bleichroeder Holdings, Inc.

The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on January 1, 2015 and held for the six-months ended June 30, 2015.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Overseas Variable Fund
	6.04%	$1,000.00	$1,060.40	1.31%	$6.69

(1)  For the six-months ended June 30, 2015.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on January 1, 2015 and held for the six-months ended June 30, 2015.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Overseas Variable Fund
	5.00%	$1,000.00	$1,018.30	1.31%	$6.56

(1)  For the six-months ended June 30, 2015.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Semi-Annual Report | June 30, 2015

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.                                 Principal Accountant Fees and Services

Not applicable to this semi-annual report.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments.

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.                                 Purchases of Equity Securities by Close-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9.                                 Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.                          Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: August 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date:  August 24, 2015

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date:  August 24, 2015

*          Print the name and title of each signing officer under his or her signature.